Kirr Marbach Partners Value Fund
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 97.2%	Shares	Value
Basic Materials - 0.9%
Innospec, Inc.	11,118	$934,913

Communications - 4.8%
Alphabet, Inc. - Class A	19,320	3,404,763
Anterix, Inc. (a)	21,354	547,730
Walt Disney Co.	7,078	877,743
		4,830,236

Consumer Cyclical - 14.5%
AutoZone, Inc. (a)	1,711	6,351,626
Crocs, Inc. (a)	13,485	1,365,761
Dollar Tree, Inc. (a)	22,725	2,250,684
Live Nation Entertainment, Inc. (a)	10,746	1,625,655
Peloton Interactive, Inc. - Class A (a)	125,857	873,448
Shyft Group, Inc.	73,538	922,166
Visteon Corp. (a)	14,851	1,385,598
		14,774,938

Consumer Non Cyclical - 14.3%
Alight, Inc. - Class A	176,257	997,615
API Group Corp. (a)	36,508	1,863,733
Colliers International Group, Inc.	30,220	3,944,919
GXO Logistics, Inc. (a)	36,665	1,785,586
ICU Medical, Inc. (a)	7,934	1,048,478
Stride, Inc. (a)	20,327	2,951,277
The Brink's Co.	21,197	1,892,680
		14,484,288

Energy - 3.4%
Exxon Mobil Corp.	15,230	1,641,794
Marathon Petroleum Corp.	10,650	1,769,071
		3,410,865

Financial - 6.4%
Brookfield Asset Management Ltd.	6,734	372,256
Brookfield Corp.	40,595	2,510,801
Markel Corp. (a)	1,793	3,581,266
		6,464,323

Industrial - 27.1%(b)
Amrize Ltd. (a)	19,111	946,950
Canadian Pacific Kansas City Ltd.	35,807	2,838,421
EMCOR Group, Inc.	13,417	7,176,619
Generac Holdings, Inc. (a)	15,018	2,150,728
MasTec, Inc. (a)	34,715	5,916,478
Moog, Inc. - Class A	7,595	1,374,467
Republic Services, Inc.	19,236	4,743,790
RXO, Inc. (a)	39,335	618,346
Veralto Corp.	17,612	1,777,931
		27,543,730

Technology - 18.8%
Broadcom, Inc.	32,116	8,852,775
Constellation Software, Inc./Canada	1,465	5,371,792
Crane NXT Co.	21,524	1,160,144
SS&C Technologies Holdings, Inc.	41,110	3,403,908
Topicus.com, Inc. (a)	2,725	341,408
		19,130,027

Utilities - 7.0%
Vistra Energy Corp.	36,619	7,097,128
TOTAL COMMON STOCKS (Cost $37,061,845)		98,670,448

WARRANTS - 0.0%(c)	Contracts	Value
Technology - 0.0%(c)
Constellation Software, Inc./Canada, Expires 03/31/2040, Exercise Price $40.00 (a)(d)	1,465	0
TOTAL WARRANTS (Cost $0)		0

SHORT-TERM INVESTMENTS - 3.0%		Value
Money Market Funds - 3.0%	Shares
First American Government Obligations Fund - Class X, 4.25% (e)	3,015,549	3,015,549
TOTAL SHORT-TERM INVESTMENTS (Cost $3,015,549)		3,015,549

TOTAL INVESTMENTS - 100.2% (Cost $40,077,394)		101,685,997
Liabilities in Excess of Other Assets - (0.2)%		(182,763)
TOTAL NET ASSETS - 100.0%		$101,503,234
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2025.

(e)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Kirr Marbach Partners Value Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3*	Total
Assets:
Investments:
Common Stocks	$98,670,448	$–	$–	$98,670,448
Warrants	–	–	–	0
Short-Term Investments	3,015,549	–	–	3,015,549
Total Investments	$101,685,997	$–	$–	$101,685,997
*Additional Level 3 disclosures were deemed to be immaterial.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.